UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 3, 2013

The Goodyear Tire & Rubber Company
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-1927	34-0253240
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Innovation Way, Akron, Ohio		44316-0001
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	330-796-2121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2013, the Compensation Committee of the Board of Directors of The Goodyear Tire & Rubber Company (the "Company") approved forms of grant agreements under the 2013 Performance Plan for non-qualified stock options and non-qualified stock options with tandem stock appreciation rights.

Consistent with the Company’s other long-term incentive plans, the Compensation Committee also approved an amendment to all outstanding grants under the Executive Performance Plan in order to provide for the vesting of those grants if a participant’s employment is terminated involuntarily other than for Cause, death, disability or mandatory retirement or by the participant for Good Reason during certain periods before or within two years following a Change in Control of the Company. The Compensation Committee adopted this amendment in order to continue to provide for the vesting of Executive Performance Plan awards in the event of an officer’s Severance during certain periods before or within two years following a Change in Control, which provisions were previously included in the Continuity Plan for Salaried Employees prior to its amendment in February 2013 and the related adoption of the Executive Severance and Change in Control Plan (the "Severance Plan").

The Compensation Committee also designated Arthur de Bok as a participant in the Severance Plan for purposes of the change in control provisions only. Mr. de Bok will be entitled to benefits under the Severance Plan in connection with his Severance during certain periods before or within two years following a Change in Control.

"Cause", "Good Reason", "Change in Control" and "Severance" are used as defined in the Severance Plan. The Severance Plan was previously filed as Exhibit 10.1 to the Current Report on Form 8-K, filed on March 6, 2013.

Item 9.01 Financial Statements and Exhibits.

10.1 Form of Non-Qualified Stock Option Grant Agreement
10.2 Form of Non-Qualified Stock Option with Tandem Stock Appreciation Right Grant Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Goodyear Tire & Rubber Company

June 6, 2013	By:	David L. Bialosky

Name: David L. Bialosky
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Form of Non-Qualified Stock Option Grant Agreement
10.2	Form of Non-Qualified Stock Option with Tandem Stock Appreciation Right Grant Agreement